SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2005


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                           May 4, 2005



ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 4, 2005, the Board of Directors of the Company elected John A. Delaney and William P. Foley II as directors of the Company. The Board of Directors also determined that Mr. Delaney and Mr. Foley are independent directors within the meaning of the New York Stock Exchange listing standards and the Company's Standards of Board Independence. With the election of these directors, the Company's Board of Directors again has a majority of independent directors.

     Mr. Delaney has served as President of the University of North Florida since July 2003. From 1995 to July 2003, Mr. Delaney served as Mayor of the City of Jacksonville. Mr. Delaney was appointed by the Board of Directors to the Audit Committee of the Company's Board of Directors.

     William P. Foley II, has served as the Chairman of the Board and Chief Executive Officer of Fidelity National Financial, Inc. (NYSE: FNF), the largest title insurance company in the United States and a leading provider of technology solutions, processing services and information services to the financial services and real estate industries. Mr. Foley also serves as Chairman of the Board of Directors of CKE Restaurants, Inc. (NYSE: CKE), which owns, operates, franchises and licenses over 3000 quick service restaurants. Mr. Foley has been appointed to the Compensation Committee of the Company's Board of Directors.


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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date: May 5, 2005                  By:  /s/ John D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive   Vice  President,
                                   Treasurer and Chief Financial
                                   Officer


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